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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): NOVEMBER 23, 2004



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


          TEXAS                     000-24677                        76-0306721
(State of Incorporation)      (Commission File No.)     (I.R.S. Employer Identification No.)


           5151 SAN FELIPE, 25TH FLOOR
                 HOUSTON, TEXAS                              77056
    (Address of Principal Executive Offices)               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING.


         On November 23, 2004, BindView Development Corporation ("BindView") received a notice from The Nasdaq Listing Qualifications staff indicating that BindView failed to timely file its quarterly report on Form 10-Q for the period ended September 30, 2004 (the "Report"), as required by Nasdaq Marketplace Rule 4310(c)(14). To ensure it remains listed until it can file the Report and regain compliance with all applicable listing standards, BindView took the additional step to file an appeal of the delisting notification to The Nasdaq Listings Qualifications Panel (the "Panel"). The filing of this appeal will stay the delisting of BindView's common stock until BindView regains compliance with all applicable listing standards through the filing of the Report or, should that not occur, pending the Panel's decision. As a result of its expectation to file the Report prior to the completion of the appeals process, BindView expects to become compliant with the applicable Nasdaq listing requirements prior to the completion of the appeals process.

ITEM 7.01. REGULATION FD DISCLOSURE.

         On November 24, 2004, BindView issued a press release announcing the receipt of a notice of potential delisting from The Nasdaq Listing Qualifications Staff. A copy of the press release is furnished with this report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                   99.1 Press Release dated November 24, 2004, announcing the receipt of potential delisting from The Nasdaq Listing Qualifications Staff

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BINDVIEW DEVELOPMENT CORPORATION


Dated:  November 24, 2004                     By:  /s/ EDWARD L. PIERCE
                                                 -------------------------------
                                                        Edward L. Pierce,
                                                    Executive Vice President
                                                   and Chief Financial Officer

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                                INDEX TO EXHIBITS

         We undertake to furnish to any shareholder so requesting a copy of any of the following exhibits upon payment to us of the reasonable costs incurred by us in furnishing any such exhibit.

                   EXHIBIT        DESCRIPTION
                   -------        -----------
                     99.1         Press Release dated November 24, 2004,
                                  announcing the receipt of potential delisting from The Nasdaq Listing Qualifications Staff